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                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - May 26, 1994
                       (Date of earliest event reported)


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-777


      Delaware                                                  13-5583779
(State of incorporation)                                       (IRS Employer
                                                             Identification No.)


  6501 Legacy Drive
    Plano, Texas                                                75024-3698
(Address of principal                                           (Zip Code)
 executive offices)


Registrant's telephone number, including area code: (214) 431-1000
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Item 5.  Other Events

         At the Company's Annual Meeting of Stockholders held on May 20, 1994, stockholders approved an amendment to the Company's Restated Certificate of Incorporation, as amended ("Restated Certificate"), authorizing an increase in the authorized number of shares of Common Stock of the Company from 500,000,000 to 1,250,000,000 and an increase in the total authorized number of shares from 525,000,000 to 1,275,000,000. A Certificate of Amendment to the Restated Certificate reflecting this increase was filed with the Secretary of State of the State of Delaware and became effective on May 26, 1994.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         (1) Restated Certificate of Incorporation of the Company, filed July 2, 1984.

         (2)      Certificate of Change of Location of Registered
                  Office, effective July 27, 1984.

         (3)      Certificate of Amendment filed May 24, 1985, of
                  Restated Certificate of Incorporation of Company, as amended.

         (4)      Certificate of Amendment filed June 1, 1987, of
                  Restated Certificate of Incorporation of Company, as amended.

         (5)      Certificate of Designations of Series B ESOP
                  Convertible Preferred Stock of Company.

         (6)      Amended Certificate of Designations of Series A
                  Junior Participating Preferred Stock of Company.

         (7)      Certificate of Amendment filed May 26, 1994, of
                  Restated Certificate of Incorporation of Company, as amended.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             J. C. PENNEY COMPANY, INC.



                                             By  /S/ C. R. Lotter
                                                 C. R. Lotter
                                                 Executive Vice President,
                                                 Secretary and General Counsel


May 31, 1994
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                        INDEX TO EXHIBITS


       Exhibit
       Number                     Description
       -------                    -----------
       7(c)(1) Restated Certificate of Incorporation of the Company, filed July 2, 1984.

       7(c)(2)    Certificate of Change of Location of Registered
                  Office, effective July 27, 1984.

       7(c)(3)    Certificate of Amendment filed May 24, 1985, of
                  Restated Certificate of Incorporation of Company, as amended.

       7(c)(4)    Certificate of Amendment filed June 1, 1987, of
                  Restated Certificate of Incorporation of Company, as amended.

       7(c)(5)    Certificate of Designations of Series B ESOP
                  Convertible Preferred Stock of Company.

       7(c)(6)    Amended Certificate of Designations of Series A
                  Junior Participating Preferred Stock of Company.

       7(c)(7)    Certificate of Amendment filed May 26, 1994, of
                  Restated Certificate of Incorporation of Company, as amended.